Exhibit 27(l).  Opinion and Consent of Actuary.

TO BE FILED BY A POST-EFFECTIVE AMENDMENT FILED BEFORE THE EFFECTIVE DATE OF THIS AMENDED REGISTRATION STATEMENT.